UNITED STATES
SECURITIES AND EXCHANGE COMMISSIONa
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

SONIC SOLUTIONS
(Exact name of registrant as specified in its charter)

California	23190	93-0925818
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Rowland Way, Suite 110 Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(415) 893-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 5, 2008, Sonic Solutions (the “Company”) issued a press release regarding its financial results for the second fiscal quarter ended September 30, 2008. On the same day, the Sonic hosted a conference call to further discuss the financial results. Copies of the press release and a transcript of the earnings conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

On November 12, 2008, the Company issued a press release to correct certain information contained in the November 5, 2008 press release. A copy of the press release, dated November 12, 2008, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 2.02 of Form 8-K and Exhibits 99.1, 99.2 and 99.3 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section. None of the information in this Item 2.02 of Form 8-K nor any of Exhibits 99.1, 99.2 or 99.3 furnished herewith shall be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K and the exhibits furnished hereby contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are made as of the date of this press release based upon our current expectations. All statements, other than statements of historical fact, regarding our strategy, future operations, financial position, estimated revenue, projected costs, projected savings, prospects, plans, opportunities, and objectives constitute “forward-looking statements.” The words “may,” “will,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential” or “continue” and similar types of expressions identify such statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include expectations regarding revenue, income, expenses, capitalization and other guidance for the fiscal quarter ending December 31, 2008 and fiscal quarter ending March 31, 2009; views regarding opportunities presented by the “download and burn” business model including but not limited to Sonic’s Qflix initiative and Roxio web services; anticipated benefits from Sonic’s recently announced restructuring and personnel reductions; Sonic’s ability to strengthen relationships with end-users; the evolution of, and opportunities for Sonic arising from, next-generation high-definition formats including Blu-ray and channels; and future market opportunities; and the potential impact of pending litigation in which Sonic, its directors, and/or its executive officers may be involved. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause such differences include, but are not limited to:

•
the negative impact of current macroeconomic conditions on consumers and associated impact on their ability and inclination to spend on leisure and entertainment related activities and related software and electronics;

•
the timely introduction and acceptance of new products and services, including but not limited to the rate of acceptance of Sonic’s Qflix initiative, online services and high-definition products by content owners, original equipment manufacturers and consumers;

•	competing products and services that may, now or in the future, be available to consumers;
•	pricing pressures associated with products or services offered by current or future competitors;
•	Sonic’s ability to maintain sufficient liquidity and continue to fund its capital needs;
•	the costs associated with new product and service introductions and the possible adverse effects on gross margins;
•	fluctuations in demand for Sonic products and services;
•	unforeseen increases in operating expenses;
•	loss of significant customers, major distributors or key suppliers;
•	risks related to acquisitions and the integration of acquired business, assets, personnel and systems;
•	risks associated with international operations;
•	risks associated with new or adverse government regulations and regulatory developments;

•	the loss of key management personnel;
•	costs of Sarbanes Oxley (“SOX”) compliance or business expansion;
•	costs associated with litigation or patent prosecution and intellectual property claims; and
•	changes in effective tax rates.

Other risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to:

•	tax issues or liability that relate to adjustments to the measurement dates associated with stock options issued by Sonic;
•	unforeseen issues resulting from the restatement of Sonic’s financial statements and related matters; and
•	the impact of litigation related to Sonic’s stock options grant practices or any restatement of its financial statements.

This Current Report on Form 8-K and the exhibits furnished hereby should be read in conjunction with Sonic’s most recent annual report on Form 10-K filed on June 23, 2008, Quarterly Report on Form 10-Q filed on November 10, 2008 and Sonic’s other reports filed with the Securities and Exchange Commission, which contain more detailed discussion of risks and uncertainties that may affect future results. Sonic does not undertake to update any forward-looking statements unless otherwise required by law.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit	Description

99.1	Press Release of Sonic Solutions dated November 5, 2008
99.2	Transcript of earnings conference call that occurred after market on November 5, 2008 discussing its earnings results for the quarter ended September 30, 2008.
99.3	Revised Press Release of Sonic Solutions dated November 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC SOLUTIONS

By:	/s/ David C. Habiger
	Name:	David C. Habiger
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

Date: November 12, 2008